SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)    September 29, 2000
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


     Delaware                       1-10857                   95-4032739
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


90 Park Avenue, New York, New York                            10016
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code         (212) 661-1300
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                                 N/A
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.           OTHER EVENTS.

      On September 29, 2000, the credit agreement waivers filed as Exhibits
10.39 and 10.40 to the Form 10-Q dated August 15, 2000 were further extended until October 6, 2000. In addition, the commitment letter filed as Exhibit 99.1 on the Form 10-Q dated August 15, 2000 was extended to October 6, 2000. The company also issued a press release on September 29, 2000. The credit agreement waivers, the commitment extension letter and the press release are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

      (c)        Exhibits.

      99.1 Letter Waiver, dated September 29, 2000, among Societe Generale, Warnaco Inc., The Warnaco Group, Inc. and the Companies and Corporations listed therein.

      99.2 Consent and Waiver, dated as of September 29, 2000, among Warnaco of Canada Company, as Borrower, and The Bank of Nova Scotia, as Lender, and the Guarantors listed therein.

      99.3 Letter Waiver, dated September 29, 2000, among Warnaco Operations Corporation, as Seller, Gregory Street, Inc., as Servicer, the parties to the Receivables Purchase Agreement (as defined therein) and the parties to the Parallel Purchase Commitment (as defined therein).

      99.4 Letter Waiver, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the 364-Day Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

      99.5 Waiver Letter, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the U.S. $600,000,000 Amended and Restated Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

      99.6 Waiver Letter, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the Five-Year Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

      99.7 Waiver Letter, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the Sixth Amended and Restated Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

      99.8 Commitment Extension Letter, dated September 29, 2000, among Warnaco Inc. and the other parties to the Commitment Letter dated July 19, 2000.

      99.9  Press Release, dated September 29, 2000.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE WARNACO GROUP, INC.


Dated: October 4, 2000           By:  /s/  Stanley P. Silverstein
                                    -------------------------------------------
                                    Name:  Stanley P. Silverstein
                                    Title: Vice President, General Counsel
                                           and Secretary



                               EXHIBIT INDEX

Exhibit No. Description

99.1 Letter Waiver, dated September 29, 2000, among Societe Generale, Warnaco Inc., The Warnaco Group, Inc. and the Companies and Corporations listed therein.

99.2 Consent and Waiver, dated as of September 29, 2000, among Warnaco of Canada Company, as Borrower, and The Bank of Nova Scotia, as Lender, and the Guarantors listed therein.

99.3 Letter Waiver, dated September 29, 2000, among Warnaco Operations Corporation, as Seller, Gregory Street, Inc., as Servicer, the parties to the Receivables Purchase Agreement (as defined therein) and the parties to the Parallel Purchase Commitment (as defined therein).

99.4 Letter Waiver, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the 364-Day Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

99.5 Waiver Letter, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the U.S. $600,000,000 Amended and Restated Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

99.6 Waiver Letter, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the Five-Year Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

99.7 Waiver Letter, dated September 29, 2000, among Warnaco Inc., The Warnaco Group, Inc., the Lenders to the Sixth Amended and Restated Credit Agreement dated as of November 17, 1999 and The Bank of Nova Scotia, as Agent for the Lenders.

99.8 Commitment Extension Letter, dated September 29, 2000, among Warnaco Inc. and the other parties to the Commitment Letter dated July 19, 2000.

99.9        Press Release, dated September 29, 2000.